Exhibit 99.1

(NYSE Listed: PPO) Fourth Quarter 2013 Supplemental Financial Information

These materials include "forward-looking statements." All statements other than statements of historical facts included in these materials that address activities, events or developments that we expect, believe or anticipate will or may occur in the future are forward-looking statements including, in particular, the statements about Polypore International's plans, objectives, strategies and prospects regarding, among other things, the financial condition, results of operations and business of Polypore International and its subsidiaries. We have identified some of these forward-looking statements with words like "believe," "may," "will," "should," "expect," "intend," "plan," "predict," "anticipate," "estimate" or "continue" and other words and terms of similar meaning. These forward-looking statements are based on current expectations about future events affecting us and are subject to uncertainties and factors relating to our operations and business environment, all of which are difficult to predict and many of which are beyond our control. Many factors mentioned in our discussion in these materials will be important in determining future results. Although we believe that the expectations reflected in our forward-looking statements are reasonable, we do not know whether our expectations will prove correct. They can be affected by inaccurate assumptions we might make or by known or unknown risks and uncertainties, including with respect to Polypore International, the following, among other things: the highly competitive nature of the markets in which we sell our products; the failure to continue to develop innovative products; the loss of our customers; the vertical integration by our customers of the production of our products into their own manufacturing process; increases in prices for raw materials or the loss of key supplier contracts; our substantial indebtedness; interest rate risk related to our variable rate indebtedness; our inability to generate cash; restrictions related to the senior secured credit agreement; employee slowdowns, strikes or similar actions; product liability claims exposure; risks in connection with our operations outside the United States, including compliance with applicable anti-corruption laws; the incurrence of substantial costs to comply with, or as a result of violations of, or liabilities under environmental laws; the failure to protect our intellectual property; the loss of senior management; the incurrence of additional debt, contingent liabilities and expenses in connection with future acquisitions; the failure to effectively integrate newly acquired operations; lithium market demand not materializing as anticipated; the absence of expected returns from the intangible assets we have recorded; and natural disasters, epidemics, terrorist acts and other events beyond our control. Because our actual results, performance or achievements could differ materially from those expressed in, or implied by, the forward-looking statements, we cannot give any assurance that any of the events anticipated by the forward-looking statements will occur or, if any of them do, what impact they will have on Polypore International's results of operations and financial condition. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of these materials. We do not undertake any obligation to update these forward-looking statements in these materials to reflect new information, future events or otherwise, except as may be required under federal securities laws. Safe Harbor Statement 2

3 Segment Results Segment Operating Income represents non-GAAP financial information. Refer to Exhibit B for a reconciliation of Segment Operating Income to Income from Continuing Operations Before Income Taxes. Note: Results for all periods presented reflect continuing operations, unless otherwise indicated.

4 Fourth Quarter 2013 Results Please see Exhibit A for description of adjustments.  (unaudited) Three Months Ended December 28, 2013 (in millions, except per share data) Reported Adjustments Adjusted Net sales $ 169.4 $ - $ 169.4 Cost of goods sold 105.9 (0.2) d 105.7 Gross profit 63.5 0.2 63.7 Selling, general and administrative expenses 36.4 (6.5) b 29.9 Operating income 27.1 6.7 33.8 Other (income) expense: Interest expense, net 9.8 - 9.8 Foreign currency and other (0.8) 0.8 c - 9.0 0.8 9.8 Income from continuing operations before income taxes 18.1 5.9 24.0 Income taxes 7.3 2.5 j 9.8 Income from continuing operations 10.8 3.4 14.2 Income from discontinued operations, net of income taxes 3.5 0.1 k 3.6 Gain on sale of discontinued operations, net of income taxes 35.8 (35.8) i - Income from discontinued operations 39.3 (35.7) 3.6 Net income $ 50.1 $ (32.3) $ 17.8 Net income per share - diluted: Continuing operations $ 0.24 $ 0.07 $ 0.31 Discontinued operations 0.86 (0.78) 0.08 Net income per share $ 1.10 $ (0.71) $ 0.39 Weighted average shares outstanding - diluted 45.4 45.4

5 Full Year 2013 Results Please see Exhibit A for description of adjustments.  (unaudited) Year Ended December 28, 2013 (in millions, except per share data) Reported Adjustments Adjusted Net sales $ 636.3 $ - $ 636.3 Cost of goods sold 415.6 (1.4) d,e 414.2 Gross profit 220.7 1.4 222.1 Selling, general and administrative expenses 132.8 (21.4) a,b,f 111.4 Operating income 87.9 22.8 110.7 Other (income) expense: Interest expense, net 39.5 - 39.5 Foreign currency and other 0.7 (0.4) c 0.3 40.2 (0.4) 39.8 Income from continuing operations before income taxes 47.7 23.2 70.9 Income taxes 14.2 9.0 j 23.2 Income from continuing operations 33.5 14.2 47.7 Income from discontinued operations, net of income taxes 12.3 0.2 k 12.5 Gain on sale of discontinued operations, net of income taxes 35.8 (35.8) i - Income from discontinued operations 48.1 (35.6) 12.5 Net income $ 81.6 $ (21.4) $ 60.2 Net income per share - diluted: Continuing operations $ 0.72 $ 0.31 $ 1.03 Discontinued operations 1.04 (0.77) 0.27 Net income per share $ 1.76 $ (0.46) $ 1.30 Weighted average shares outstanding - diluted 46.2 46.2

6 Fourth Quarter 2012 Results Please see Exhibit A for description of adjustments. (unaudited) Three Months Ended December 29, 2012 (in millions, except per share data) Reported Adjustments Adjusted Net sales $ 162.1 $ - $ 162.1 Cost of goods sold 104.2 - 104.2 Gross profit 57.9 - 57.9 Selling, general and administrative expenses 27.9 (4.3) b,f 23.6 Operating income 30.0 4.3 34.3 Other (income) expense: Interest expense, net 9.6 - 9.6 Foreign currency and other 0.6 (0.7) c (0.1) 10.2 (0.7) 9.5 Income from continuing operations before income taxes 19.8 5.0 24.8 Income taxes 5.6 2.1 j 7.7 Income from continuing operations 14.2 2.9 17.1 Income from discontinued operations, net of income taxes 3.3 0.1 k 3.4 Net income $ 17.5 $ 3.0 $ 20.5 Net income per share - diluted: Continuing operations $ 0.30 $ 0.06 $ 0.36 Discontinued operations 0.07 - 0.07 Net income per share $ 0.37 $ 0.06 $ 0.43 Weighted average shares outstanding - diluted 47.3 47.3

7 Full Year 2012 Results Please see Exhibit A for description of adjustments. (unaudited) (in millions, except per share data) Year Ended December 29, 2012 Reported Adjustments Adjusted Net sales $ 648.7 $ - $ 648.7 Cost of goods sold 403.5 (0.6) d 402.9 Gross profit 245.2 0.6 245.8 Selling, general and administrative expenses 121.4 (17.3) a,b,f,h 104.1 Operating income 123.8 17.9 141.7 Other (income) expense: Interest expense, net 36.0 - 36.0 Foreign currency and other (0.1) (0.5) c (0.6) Write-off of loan acquisition costs associated with refinancing of senior credit agreement 2.5 (2.5) g - 38.4 (3.0) 35.4 Income from continuing operations before income taxes 85.4 20.9 106.3 Income taxes 25.3 8.0 j 33.3 Income from continuing operations 60.1 12.9 73.0 Income from discontinued operations, net of income taxes 10.9 0.2 k 11.1 Net income $ 71.0 $ 13.1 $ 84.1 Net income per share - diluted: Continuing operations $ 1.27 $ 0.28 $ 1.55 Discontinued operations 0.23 - 0.23 Net income per share $ 1.50 $ 0.28 $ 1.78 Weighted average shares outstanding - diluted 47.2 47.2

8 EXHIBITS

9 Exhibit A Description of adjustments Three Months Ended Year Ended December 28, 2013 December 29, 2012 December 28, 2013 December 29, 2012 a FTC-related costs incurred due to the Microporous litigation and order compliance $ - $ - $ (0.4) $ (0.3) b Stock-based compensation (6.5) (3.9) (20.7) (16.3) c Foreign currency gain (loss) 0.8 (0.7) (0.4) (0.5) d Loss on disposal of property, plant and equipment included in cost of goods sold (0.2) - (1.2) (0.6) e Other non-cash or non-recurring items included in cost of goods sold - - (0.2) - f Other non-cash or non-recurring items included in selling, general and administrative expenses - (0.4) (0.3) (0.5) g Write-off of loan acquisition costs associated with refinancing of senior credit agreement - - - (2.5) h Loss on disposal of property, plant and equipment included in selling, general and administrative expenses - - - (0.2) i Gain on sale of discontinued operations, net of income taxes (35.8) - (35.8) - j Impact of adjustments on income taxes 2.5 2.1 9.0 8.0 k Non-cash items included in discontinued operations, net of income taxes 0.1 0.1 0.2 0.2

10 Exhibit B Reconciliation of Segment Operating Income  Reconciliation of Segment Operating Income to Income from Continuing Operations Before Income Taxes (unaudited, in m illions ) Three Months Ended Year Ended Operating income: December 28, 2013 December 29, 2012 December 28, 2013 December 29, 2012 Electronics and EDVs $ 6.8 $ 5.3 $ 17.3 $ 47.2 Transportation and industrial 20.7 17.3 70.0 66.1 Energy storage 27.5 22.6 87.3 113.3 Separations media 15.1 16.0 54.1 52.5 Corporate and other (8.8) (4.3) (30.7) (24.1) Segment operating income 33.8 34.3 110.7 141.7 Stock-based compensation 6.5 3.9 20.7 16.3 Non-recurring and other costs 0.2 0.4 2.1 1.6 Total operating income 27.1 30.0 87.9 123.8 Reconciling items: Interest expense, net 9.8 9.6 39.5 36.0 Foreign currency and other (0.8) 0.6 0.7 (0.1) Write-off of loan acquisition costs associated with refinancing of senior credit agreement - - - 2.5 Income from continuing operations before income taxes $ 18.1 $ 19.8 $ 47.7 $ 85.4